EXHIBIT 23





               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




      As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements, File No. 33-49135, No. 33-49259, No. 33-49413, No. 33-
51139, No. 333-01489, No. 333-05277 and No. 333-21011.







                               ARTHUR ANDERSEN LLP


Cleveland, Ohio
March 26, 1997
























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